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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Bakers Footwear Group, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of November 12, 2004.

                                        WSV MANAGEMENT, L.L.C.


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        WS VENTURES MANAGEMENT, L.P.

                                        By: WSV Management, L.L.C.,
                                            its general partner


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        WS OPPORTUNITY FUND, L.P.

                                        By: WS Ventures Management, L.P.,
                                            its general partner
                                        By: WSV Management, L.L.C.,
                                            its general partner


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        WS OPPORTUNITY FUND (Q.P.), L.P.

                                        By: WS Ventures Management, L.P.,
                                            its general partner
                                        By: WSV Management, L.L.C.,
                                            its general partner


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member

                                        WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                                        By: WS Ventures Management, L.P.,
                                            its agent and attorney-in-fact
                                        By: WSV Management, L.L.C.,
                                            its general partner


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                            /s/ Reid S. Walker
                                            ------------------------------------
                                            REID S. WALKER


                                            /s/ G. Stacy Smith
                                            ------------------------------------
                                            G. STACY SMITH


                                            /s/ Patrick P. Walker
                                            ------------------------------------
                                            PATRICK P. WALKER